Applied Signal Technology, Inc.
Exhibit 10.33

APPLIED SIGNAL TECHNOLOGY, INC.
NOTICE OF GRANT OF STOCK OPTION

________________________ (the “Participant”) has been granted an option (the “Option”) to purchase certain shares of Stock of Applied Signal Technology, Inc. pursuant to the Applied Signal Technology, Inc. 2004 Stock Incentive Plan (the “Plan”), as follows:
Grant Number:	____________
Date of Option Grant:	____________
Number of Option Shares:	____________
Exercise Price:	$____________
Initial Vesting Date:	The date one (1) year after ____________
Option Expiration Date:	The date eight (8) years from the Date of Option Grant.
Tax Status of Option:	_______________ Stock Option. (Enter “Incentive” or “Nonstatutory.” If blank, this Option will be a Nonstatutory Stock Option.)
Vested Shares: Except as provided in the Stock Option Agreement, the number of Vested Shares (disregarding any resulting fractional share) as of any date is determined by multiplying the Number of Option Shares by the “Vested Ratio” determined as of such date as follows:
Vested Ratio
Prior to Initial Vesting Date	0
On Initial Vesting Date, provided the Participant’s Service has not terminated prior to such date	1/5
Plus:
For each additional full year of the Participant’s continuous Service from Initial Vesting Date until the Vested Ratio equals 1/1 an additional	1/5
By their signatures below, the Company and the Participant agree that the Option is governed by this Notice and by the provisions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document. The Participant acknowledges receipt of copies of the Plan and the Stock Option Agreement, represents that the Participant has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions.
APPLIED SIGNAL TECHNOLOGY, INC.		PARTICIPANT
By: ______________________________		______________________________ Signature
Its: ______________________________		______________________________ Date
Address:	400 West California Avenue Sunnyvale, CA 94087	______________________________ Address ______________________________
ATTACHMENTS: 2004 Stock Incentive Plan, as amended to the Date of Option Grant; Stock Option Agreement and Exercise Notice